UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois			60601
(Address of principal executive offices)			(Zip code)

Sheldon R. Stein or Erik D. Ojala 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to: Arthur Don Seyfarth Shaw LLP 55 East Monroe Street Suite 4200 Chicago, Illinois 60603

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2006

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

ARIEL MUTUAL FUNDS

# THE PATIENT INVESTOR®

SLOW AND STEADY WINS THE RACE

Annual Report | September 30, 2006

Ariel Fund    Ariel Appreciation Fund    Ariel Focus Fund

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and its different investment objective and portfolio managers.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

For a current prospectus which includes the investment objectives, risks, management fees, charges and expenses as well as other information, call 800-292-7435. Please read the prospectus and consider this information carefully before investing. ©2006, Ariel Distributors, LLC.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri 64121-9121

800-292-7435

arielmutualfunds.com

Table of Contents

The Patient Investor	2

A Special Letter from John W. Rogers, Jr.	4

Company Spotlights	6

Statistical Summaries	9

Annual Report	13

Turtle Talk with our Investment Specialists

KHOA H O Senior Investment Specialist and Group Leader

Will Ariel Mutual Funds pay capital gains and income distributions this year?

-Brooke W., Ohio

Khoa: Yes. Ariel Mutual Funds will make its capital gains distribution on November 16 to shareholders of record as of November 15, 2006. Additionally, Ariel Mutual Funds will make an income distribution on December 28 to shareholders of record as of December 27, 2006. Like all mutual funds, the net asset value (NAV) will drop by the amount of the distribution per share the following day. You will notice this change in each Fund’s NAV, which is reported on our web site and in various newspapers.

Remember, if you reinvest your dividends instead of receiving them in cash, your account value will not rise or fall as a result of the distribution—rather, you will have more shares of the Fund at a lower price per share.

If you hold shares of Ariel Mutual Funds in a non-retirement account, you must report your distributions on your tax returns. Distributions must be reported regardless of how long you have been a shareholder or whether your distributions are reinvested or paid to you in cash. You will receive a Form 1099-DIV for tax reporting purposes at the end of January 2007 if your distributions were more than $10. Additionally, you can also view and print your Form 1099-DIV by logging onto your account online at arielmutualfunds.com.

If you have a retirement or education savings account, distributions are automatically reinvested and are not taxable. Therefore, you will not receive a Form 1099-DIV for these types of accounts.

Be sure to visit our web site at arielmutualfunds.com to review the Funds’ distributions or contact us at 800-292-7435, option 4.

SEPTEMBER 30, 2006	SLOW AND STEADY WINS THE RACE

“Just when it had become a foregone conclusion that lower quality, cyclical issues in the small and mid-cap spectrum would remain market darlings forever, there was an abrupt reversal of fortune.”

Dear Fellow Shareholder: For the three months ending September 30, 2006, we are pleased to report Ariel Mutual Funds closed on a high note fueled by a strong September rally across each of our portfolios. More specifically, the small and mid-sized companies comprising Ariel Fund rose +2.85% for the month of September versus +1.02% for the Russell 2500 Value Index and +1.22% for the Russell 2500 Index—which are both relevant benchmarks. These gains led to a solid quarter with Ariel Fund earning +2.42% during the period compared to +2.27% for the Russell 2500 Value Index and a nominal +0.52% for the Russell 2500 Index. Ariel Appreciation Fund’s out-performance was even more pronounced with its mid-sized issues rising +5.01% during September versus +1.28% for the Russell Midcap Value Index and +1.81% for the Russell Midcap Index. These gains fueled a very strong third quarter with Ariel Appreciation returning +5.01% versus +3.53% for the Russell Midcap Value Index and +2.11% for the Russell Midcap Index. While Ariel Focus Fund also posted strong performance in September with a +4.29% gain compared to +1.99% for the Russell 1000 Value Index and +2.58% for the Standard and Poor’s 500 Index—its +3.69% third quarter return fell short against the Russell 1000 Value’s spectacular +6.22% surge as well as the S&P 500 Index’s +5.67% rise.

As we read in the July 9th issue of The New York Times and know all too well, “Investment bandwagons have a nasty habit of reversing course without warning.” Such was the case in the third quarter. Just when it had become a foregone conclusion that lower quality, cyclical issues in the small and mid-cap spectrum would remain market darlings forever, there was an abrupt reversal of fortune. Out of nowhere, as commodity prices ranging from oil to gold experienced a noteworthy descent, higher quality issues suddenly began to attract some long overdue attention. This about-face most benefited the large cap issues that have been in the doldrums for several years now. Not surprisingly, our high quality “baby blue chips” whose brands and franchises dominate their own distinct market niches, also managed to bask in the glow.

Gut Check Moments

The June Kiplinger’s posed the gut check question every investor regularly ponders. Specifically, the magazine queried, “Nearly every investor claims to be a contrarian, in pursuit of value that the market does not recognize. But who has the nerve to buy what the market truly detests?” Struck by the bluntness of the question and its implications, we decided to take a closer look at our own “nerve” during the height of stock specific difficulty over the

ARIELMUTUALFUNDS.COM

quarter. It is worth noting that a number of our most controversial and contrarian holdings experienced meaningful rebounds during the quarter—slowly but surely rewarding our patience along with yours. But before things began to look up, we experienced several “moments of truth” during times of maximum pessimism and pain.

Case in point, Tribune Co. (NYSE: TRB) which as you know is held in both Ariel and Ariel Appreciation Funds is a clear testament to our high conviction. And yet, the company—which has been a very public lightning rod for negative press—traded as low as $28.66 a share on July 27th. After meticulously re-doing all of our homework, meeting with the company’s management and re-checking third party sources as the stock continued falling, we became increasingly convinced this media conglomerate’s unique collection of properties was being undervalued. Accordingly, we judiciously added 1.2 million shares to our firmwide stake. Tribune finished September up +14.2% from its third quarter low on the news of the board’s exploration of strategic alternatives in an effort to more fully realize shareholder value.

“…a number of our most controversial and contrarian holdings experienced meaningful rebounds during the quarter—slowly but surely rewarding our patience along with yours.”

Hewitt Associates, Inc. (NYSE: HEW) held by Ariel Fund and Ariel Focus Fund was another trouble spot. After trading as high as $30.23 in April, shares hit a $19.01 third quarter low after reports of poor performance from its Business Process Outsourcing (BPO) unit were followed by an abrupt resignation by the CEO. After re-assessing Hewitt in light of new information—which included scenarios that the troubled unit could even be shuttered—we concluded that the market’s reaction was overblown and the company’s core human resources consulting business represented a growing franchise. Given this perspective, we added 3.4 million shares of Hewitt to our firm’s portfolios during a time of great uncertainty. Ultimately, the stock rebounded +27.6% from its third quarter low.

“…as patient investors, our mind’s eye always takes the long view.”

A Return to Normalcy

After more than three years of low-quality cyclical stock leadership combined with runaway energy prices, it appears the market is returning to normalcy. The most obvious sign is oil which fell back to $63 a barrel in September down from its $78 July high. Ironically, many of the same soothsayers whose doom and gloom scenarios envisioned oil at $100 a barrel are now forecasting $2 gas by Thanksgiving. Furthermore, even though corporate earnings reports continue to be good, they are definitely slowing to more realistic levels. Although the Federal Reserve Board along with its Chairman, Ben Bernanke, have held the Federal Funds’ rate steady at 5.25% at recent meetings, it still stands at its highest level since March 2001, which creates real speed bumps for lower-quality issuers that have been piling up high levels of debt to fuel growth. And then there is the housing bubble, which is visibly deflating. Against this normalizing backdrop, we believe conditions favor our slow and steady eddies. Our stocks’ robust cash flows, low debt levels and sturdy franchises should allow them to regain ground in this time of slowing economic growth.

NOT PART OF THE ANNUAL REPORT

As you might imagine, we are encouraged by the positive turn in our recent results. That said, as patient investors, our mind’s eye always takes the long view. From the vantage point of our exemplary since inception record—marked by a 20-year milestone for Ariel Fund as of November 6, 2006—we have enough perspective to see that patience wins. And while we are hoping our third quarter performance marks the beginning of a trend, we remain vigilant in our efforts recognizing as the Navy Seals are known to say, “The only easy day was yesterday.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

A SPECIAL LETTER FROM JOHN W. ROGERS, JR.
NOVEMBER 20, 2006

Dear Fellow Shareholder: November 6, 2006 marked the 20th Anniversary of our flagship Ariel Fund—an exciting milestone for all of us at Ariel. We celebrated with two events. The first, a 1980’s themed office lunch—complete with fun trivia, attire and music. Additionally, we hosted a client event at the historic Hickory Hill residence of Ethel Kennedy and the late Robert Kennedy during this month’s Charles Schwab Conference in Washington, DC. Hickory Hill is the childhood home of Ariel Mutual Funds board member, Chris Kennedy, who graciously welcomed us all along with his remarkable mother.

As many know, anniversaries offer a natural impetus for reflecting on the past while looking towards the future. Certainly, the 20-year birthday of Ariel Fund was no exception. As we considered the significance of the occasion, we were reminded that we reached this noteworthy milestone as a direct result of our patience, focus, independent thinking as well as our unwavering belief in the importance of teamwork—themes that have always served as the bedrock of our firm. After all, in a universe of approximately 7,600 mutual funds, less than 300 can claim a 20-year history. Moreover, we are pleased to report Ariel Fund’s performance record ranks 17 out of 296 general equity funds in existence since November 6, 1986.(1)

Looking ahead, we know there always will be challenges, but we are consumed with ensuring that we have the right people and processes in place to replicate our past success. As famed baseball manager, Joe Torre once said, “As a member of a competitive team, you want to make sure you have yourself ready to play. You don’t control anything but what you do.” To that end, I am delighted to announce the promotions of two senior members of our investment team—John P. Miller and Matthew F. Sauer—who will join me in the day-to-day management of Ariel Fund as well as its mid-cap value sibling, Ariel Appreciation Fund. I should underscore that while I am delighted to be able to formalize the

(1)   Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns. The rankings quoted reflect the since inception rankings of Ariel Fund within the General Equity Universe defined as U.S. Open-Equity Funds. As of September 30, 2006, Lipper rated Ariel Fund’s performance in the general equity universe over the one-, five- and ten-year periods in the 87th percentile (6,053 out of 6,987 funds); 20th percentile (836 out of 4,334 funds); and 6th percentile (88 out of 1,619 funds), respectively.

800-292-7435

significant contributions of these two talented colleagues, I will continue as Lead Portfolio Manager for both Funds and remain the final decision maker for all stocks that move into and out of the portfolios. John Miller will be dedicated to Ariel Fund, while Matt Sauer will focus on Ariel Appreciation Fund. In their expanded roles, they will serve as “right hands”—important sounding boards as I think through security weightings and portfolio construction while also ensuring that my decisions are properly implemented.

Looking ahead, we know there always will be challenges, but we are consumed with ensuring that we have the right people and processes in place to replicate our past success.

As you may recall, John has worked side-by-side with me since he joined the firm 17 years ago. His love of value investing is practically contagious. In fact, I always know I can count on John to have read any and every new treatise written on the topic. He is one of those people who just “gets it”—a thoughtful but studied contrarian at his core. Abraham Lincoln once said, “I will prepare myself and opportunity will come.” John’s exemplary “preparation” is evidenced by the fact that he has earned both a CFA designation and an MBA from the University of Chicago while working full-time at Ariel.

Although Matt Sauer is a newer member of our Ariel family, his meaningful contributions to our efforts right out of the gate warrants increased recognition and responsibility. As you know, Matt joined our firm after spending the last 13 of his 18 years in the investment business at Oak Value Capital Management in North Carolina where he served in a variety of leadership positions culminating in his roles as Senior Portfolio Manager and Director of Research. Matt received his MBA from Duke University and is curious incarnate as evidenced by the fact that he reads over 100 books a year! While Matt is truly one of the most learned people I have ever met, he understands one all important truth that I once read in the New York Times, “…it’s not what’s in the books that makes a great investor; it’s what’s in you.” To that point, what I most appreciate about Matt is his natural inclination to learn from the best, while also maintaining the courage of his own convictions.

Beyond these portfolio management promotions, I am also delighted to let you know that Ariel President, Mellody Hobson, was recently named Chairman of the Board of Trustees of Ariel Mutual Funds after our former Chair, Bert N. Mitchell, retired this fall. Given the extent of Mellody’s contributions to Ariel over the last 15 years, it is hard to single out one aspect of her extraordinary talent and leadership. But if forced to choose, I would have to say her work ethic is unparalleled. The captain of the 1980 U.S. Hockey Team, Mike Eruzione, once told USA Today, “…if you understand the value of work, at some point in your life you will be successful. It might not be next month or next year. But what you accomplish will be because of hard work, not because you were lucky, or it was a fluke, or a miracle. It boils down to work ethic.” Mellody lives by this creed and this view has helped to drive our firm farther and farther every year.

One last but important note on Bert Mitchell, who was a founding Ariel Mutual Funds trustee two decades ago. As Chairman of Mitchell & Titus, the largest African American owned accounting firm in the nation, Bert is without question an amazing entrepreneur. For the last 20 years, he has been a wise, smart, effective and quite remarkable board room leader who has continually pushed us to be better with a rare dose of compassion and grace. Although he has left the board, we are delighted he has agreed to remain Chairman Emeritus so we can continue to have access to his sage counsel. The board will also lean heavily on Royce N. Flippin, Jr., another founding trustee, who will assume Lead Trustee status. Royce brings valuable experience to fund governance as evidenced by the fact that he has not missed a single Ariel Mutual Funds board meeting in 20 years!

Noted Good to Great author, Jim Collins, recently told Fortune, “If you look at some of the great decisions in business history, the executives had the discipline to manage for the quarter century, not the quarter.” In the investment world, where a what-have-you-done-for-me-lately mentality reigns supreme, the patient, long-term view is often forgotten. As we mark twenty years of Ariel Fund, we are reminded that nothing could be more important. As such, today we continue to fortify a foundation that will generate years of future results—proud of our past and even more excited about what is to come.

Sincerely,

John W. Rogers, Jr.

Founder

Chairman and CEO

NOT PART OF THE ANNUAL REPORT

Company Spotlight	[Ariel Fund]
[Ariel Appreciation Fund]

City National Corporation (NYSE: CYN)

City National Center
400 North Roxbury Drive
Beverly Hills, CA 90210
800-773-7100
www.cnb.com

City National Corporation is the parent company of City National Bank, a premier private and commercial banking franchise based in Southern California. Originally established in 1954 to serve the entertainment industry, today City National commands 55 offices across Los Angeles, San Diego, San Francisco and Manhattan, and caters primarily to affluent individuals and small-to-mid-sized businesses. The bank offers a comprehensive portfolio of financial services including traditional banking; trust account management for high-net-worth families; investment management as well as cash management for commercial businesses.

Competitive Niche Player

Based on its array of products, financial performance and strong client base, we believe City National possesses one of the top five commercial banking franchises in the country. A core competitive advantage is its reputation for exceptional client service as demonstrated by strong customer loyalty. Half of City National’s clients have banked at the organization for at least ten years while 25% have done so for over two decades. Additionally, the company is prudently increasing its offerings to more effectively serve its client base. For example, City National has expanded its investment management arm to focus on the diverse fixed-income needs of its clientele as well as establish a presence in valuable financial centers such as New York and Hong Kong. The bank also benefits from low-cost deposits from middle market companies and wealthy individuals. More specifically, its high percentage of non-interest checking deposits dramatically lowers its costs. In fact, City National ranks among the top banks nationally for maintaining low costs on client funds. With deposits totaling $12 billion, this cost advantage yields significant profits.

Prototypical Ariel Story

We have followed this name for a number of years and when Wall Street’s enthusiasm waned after an earnings miss in the first quarter of 2006, we saw an opportunity to buy a great franchise at a discount. Investor skepticism has continued as the bank’s deposit growth has slowed, a result of clients seeking financial products offering higher returns. That said, the company is not experiencing a material loss of deposits, and on a relative basis, is still outperforming the vast majority of national banks on funding costs. Additionally, its investment management strength—$48 billion in assets under custody and management—provides a stable income stream. As such, we are confident in City National’s long-term prospects. As of September 30, 2006, the company traded at $67.06, a 32% discount to our $99 estimate of intrinsic worth.

ARIELMUTUALFUNDS.COM

Company Spotlight	[Ariel Fund]
[Ariel Appreciation Fund]

Tribune Company (NYSE: TRB)

435 North Michigan Avenue

Chicago, IL 60611

312-222-9100

www.tribune.com

Founded almost 160 years ago, Tribune Company is one of the nation’s largest media companies, reaching over 80% of all U.S. households. Its publishing arm owns prized metropolitan papers like the Chicago Tribune, Los Angeles Times, Newsday and the Baltimore Sun, while its broadcasting group operates 25 major-market television stations, including the WGN Superstation. In fact, Tribune is the only media organization with newspapers, television stations and web sites in each of the country’s top three markets—Chicago, Los Angeles and New York. The company also owns the Chicago Cubs and has valuable investments like CareerBuilder.com and the Food Network.

Negative Press

Over the past few years, Tribune has suffered its share of slings and arrows. Wall Street appears excessively concerned over declining newspaper circulations; the competitive threat of the Internet and ongoing sluggishness in ad sales. Furthermore, negative headlines involving a very public feud between the Chandler family—the largest stockholder in the company—and Tribune management followed by Los Angeles Times editor Dean Baquet’s stand-off over budget cuts, created significant drama and added to investor skittishness. Baquet subsequently resigned on November 7, 2006.

The Other Side of the Headlines

Despite increasing pessimism surrounding the newspaper industry over declining circulation, over half of the adult population reads a paper every day. Additionally, Tribune is often a preferred source of news and information in its newspaper marketplaces. In our view, skeptics underestimate the strength of Tribune’s local content which has been an important springboard to building its online presence. Interestingly, most people do not realize that Tribune’s online recruitment site, CareerBuilder, has surpassed the help wanted revenues of the well-established Monster site. Currently, online revenue accounts for 8% of Tribune’s total revenue and is growing by almost 30% annually—and advertisers will follow their readers online. We also believe the combined value of Tribune’s collection of assets is higher than market pundits suggest, but more importantly, these properties generate significant cash flow. As such, private buyers have an eye on Tribune and we believe they will pay up for the company’s premier assets.

Classic Ariel Holding

An Ariel holding since 1989, we are long-time supporters of Tribune. The company has a deep bench of management talent led by Chairman and CEO Dennis FitzSimons, and a track record of allocating capital wisely and acting in the best interests of shareholders. Recently, Tribune embarked on a $2 billion stock buy-back and announced its intent to explore all strategic alternatives—meaning anything is possible, including privatization.

As of September 30, 2006, the company traded at $32.72, a 27% discount to our private market value estimate of $45.

NOT PART OF THE ANNUAL REPORT

Company Spotlight	[Ariel Focus Fund]

Tyco International Ltd. (NYSE: TYC)

9 Roszel Road

Princeton, NJ 08540

609-720-4200

www.tyco.com

Tyco International Ltd. is a manufacturing conglomerate competing across a diverse range of businesses from security services and fire protection to electronics, health care and engineered products. With almost 250,000 employees working in more than 100 countries, the company possesses a global presence across multiple industries which is hard to match.

Industry-Leading Brands

Aggressive acquisition activity in the late 1990s enabled Tyco to amass many well-known and trusted brands, creating strong economic moats around its operations. In fact, nearly two-thirds of the company’s revenues are generated through products ranked #1 in their respective industries. For example, Tyco’s Fire and Security division owns ADT, a world leader in electronic security protecting over 7.8 million customers, while Scott is considered the “It” brand by 700,000 U.S. firefighters for personal fire equipment. Similarly, Tyco’s engineered products division is a leading manufacturer of industrial valves, pipes and controls—which, among other things, are responsible for supplying 20 billion gallons of water each day to over 200 million consumers worldwide.

Corporate Renaissance

Unfortunately, Tyco is widely recognized as the “poster child” for corporate mismanagement under the broken leadership of former Chairman and CEO Dennis Kozlowski. Since Ed Breen assumed the helm in 2002, Tyco has undergone a remarkable transformation. First, the company replaced the entire board as well as 300 members of top management. Additionally, new management implemented aggressive governance guidelines, strengthened capital allocation and stabilized the company’s balance sheet. Lastly, Breen has demonstrated a renewed commitment to core operations. Specifically, Tyco recently announced plans to sell a printed circuit group and has stemmed acquisition activity to reallocate efforts towards building sustainable top-line growth.

Compelling Value

Tyco is a classic contrarian holding. Obviously, the 2001 scandal remains a looming cloud over the company. Lowered growth projections in 2005 followed by Breen’s announcement this past January to divide Tyco into three separately traded companies have curbed investor enthusiasm for the stock, dragging down the price. Yet, we believe the current leadership is decisive and capable of managing very diverse business segments. Furthermore, we feel Wall Street is overlooking the power of each individual business unit and the company’s impressive ability to generate significant free cash flow—between $4 billion and $5 billion annually. As such, we have increased our position steadily since our initial purchase in February 2006. As of September 30, 2006, the company’s stock traded at $27.99, a 27% discount to our private market value estimate of $38.

800-292-7435

Ariel Fund Statistical Summary (ARGFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	11/06/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Radio One, Inc.	ROIAK	6.93	5.60	12.18	0.40	0.48	0.30	17.3	14.4	23.1	684
Invacare Corp.	IVC	21.84	19.78	36.40	2.33	1.67	1.61	9.4	13.1	13.6	696
Valassis Communications, Inc.	VCI	15.12	14.60	32.00	1.89	1.99	1.63	8.0	7.6	9.3	723
Lee Enterprises, Inc.	LEE	28.19	22.98	41.02	1.92	2.11	2.49	14.7	13.4	11.3	1,293
ACCO Brands Corp.	ABD	24.80	17.95	25.50	2.15	1.32	1.06	11.5	18.8	23.4	1,327
Chittenden Corp.	CHZ	29.15	24.60	30.30	1.61	1.77	1.82	18.1	16.5	16.0	1,341
American Greetings Corp.	AM	23.77	20.32	26.86	1.44	1.55	1.34	16.5	15.3	17.7	1,425
BearingPoint, Inc.	BE	8.61	6.96	9.59	(0.20)	0.17	0.32	(43.1)	50.6	26.8	1,735
Assured Guaranty Ltd.	AGO	25.20	23.50	27.45	1.86	2.61	2.08	13.5	9.7	12.1	1,842
Brady Corp.	BRC	36.63	29.35	42.79	1.10	1.85	2.16	33.5	19.8	16.9	1,968
Harte-Hanks, Inc.	HHS	25.87	22.35	31.00	1.11	1.34	1.41	23.3	19.3	18.3	1,993
Bio-Rad Laboratories, Inc.	BIO	76.34	57.01	76.38	3.01	3.18	3.35	25.4	24.0	22.8	2,013
Career Education Corp.	CECO	21.55	17.60	42.59	1.76	2.34	1.50	12.2	9.2	14.4	2,041
Herman Miller, Inc.	MLHR	33.80	25.77	35.62	0.58	1.25	1.68	58.3	27.0	20.1	2,176
Anixter International Inc.	AXE	58.53	35.85	61.45	1.69	2.43	4.01	34.6	24.1	14.6	2,287
IDEX Corp.	IEX	46.10	39.00	53.48	1.68	2.09	2.42	27.4	22.1	19.0	2,463
Steelcase Inc.	SCS	16.83	13.22	19.29	(0.11)	0.40	0.67	NM	42.1	25.1	2,507
Investors Financial Services Corp.	IFIN	38.94	35.84	50.98	2.09	2.19	2.23	18.6	17.8	17.5	2,576
Sky Financial Group, Inc.	SKYF	24.84	23.09	29.87	1.77	1.69	1.89	14.0	14.7	13.2	2,706
Hewitt Associates, Inc.	HEW	25.05	19.01	30.23	1.33	1.29	1.35	18.8	19.4	18.6	2,771
Jones Lang LaSalle Inc.	JLL	86.45	47.90	94.97	2.29	3.11	5.09	37.8	27.8	17.0	2,780
J.M. Smucker Co.	SJM	49.10	37.15	49.20	2.40	2.55	2.91	20.5	19.3	16.9	2,811
City National Corp.	CYN	66.31	60.02	78.25	4.04	4.60	4.66	16.4	14.4	14.2	3,159
ServiceMaster Co.	SVM	10.91	9.66	13.62	0.59	0.64	0.62	18.5	17.0	17.6	3,173
McClatchy Co.	MNI	43.86	38.80	66.46	3.37	3.44	3.23	13.0	12.8	13.6	3,553
HCC Insurance Holdings, Inc.	HCC	32.62	28.51	35.15	1.58	1.76	2.90	20.6	18.5	11.2	3,626
Markel Corp.	MKL	419.75	307.41	424.00	15.95	12.57	31.43	26.3	33.4	13.4	4,056

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of November 6, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and November 6, 2006 stock price. NM=Not Meaningful.

NOT PART OF THE ANNUAL REPORT

			52-Week Range		Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	11/06/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Janus Capital Group Inc.	JNS	19.68	15.50	24.20	0.64	0.52	0.71	30.8	37.8	27.7	4,068
Energizer Holdings, Inc.	ENR	72.24	46.12	80.44	3.18	3.97	4.46	22.7	18.2	16.2	4,145
A.G. Edwards, Inc.	AGE	56.72	41.68	57.69	1.97	2.70	3.87	28.8	21.0	14.6	4,317
Interpublic Group of Cos., Inc.	IPG	10.59	7.79	11.25	(1.43)	(0.69)	(0.15)	(7.4)	(15.3)	NM	4,668
Mohawk Industries, Inc.	MHK	70.75	62.80	90.88	5.46	5.62	7.05	13.0	12.6	10.0	4,791
IMS Health Inc.	RX	28.50	22.92	28.64	1.19	1.37	1.41	23.9	20.8	20.2	5,654
Black & Decker Corp.	BDK	85.10	66.04	94.90	5.40	6.90	7.04	15.8	12.3	12.1	6,301
TD Banknorth Inc.	BNK	29.50	27.95	31.40	2.32	2.48	2.14	12.7	11.9	13.8	6,734
H&R Block, Inc.	HRB	21.89	19.80	26.96	1.69	1.71	1.75	13.0	12.8	12.5	7,039
Tribune Co.	TRB	32.24	27.09	34.28	1.72	2.08	1.99	18.7	15.5	16.2	7,698

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of November 6, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and November 6, 2006 stock price. NM=Not Meaningful.

ARIELMUTUALFUNDS.COM

Ariel Appreciation Fund Statistical Summary (CAAPX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	11/06/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Harte-Hanks, Inc.	HHS	25.87	22.35	31.00	1.11	1.34	1.41	23.3	19.3	18.3	1,993
Career Education Corp.	CECO	21.55	17.60	42.59	1.76	2.34	1.50	12.2	9.2	14.4	2,041
City National Corp.	CYN	66.31	60.02	78.25	4.04	4.60	4.66	16.4	14.4	14.2	3,159
ServiceMaster Co.	SVM	10.91	9.66	13.62	0.59	0.64	0.62	18.5	17.0	17.6	3,173
McClatchy Co.	MNI	43.86	38.80	66.46	3.37	3.44	3.23	13.0	12.8	13.6	3,553
Janus Capital Group Inc.	JNS	19.68	15.50	24.20	0.64	0.52	0.71	30.8	37.8	27.7	4,068
Interpublic Group of Cos., Inc.	IPG	10.59	7.79	11.25	(1.43)	(0.69)	(0.15)	(7.4)	(15.3)	NM	4,668
Dun & Bradstreet Corp.	DNB	77.64	63.61	78.85	2.98	3.47	3.96	26.1	22.4	19.6	4,767
Equifax Inc.	EFX	38.05	30.15	39.42	1.61	1.79	1.99	23.6	21.3	19.1	4,783
Mohawk Industries, Inc.	MHK	70.75	62.80	90.88	5.46	5.62	7.05	13.0	12.6	10.0	4,791
Popular, Inc.	BPOP	18.06	16.97	23.15	1.79	1.95	1.36	10.1	9.3	13.3	5,031
IMS Health Inc.	RX	28.50	22.92	28.64	1.19	1.37	1.41	23.9	20.8	20.2	5,654
Black & Decker Corp.	BDK	85.10	66.04	94.90	5.40	6.90	7.04	15.8	12.3	12.1	6,301
Realogy Corp.	H	26.31	19.90	27.67	N/A	N/A	1.54	N/A	N/A	17.1	6,589
TD Banknorth Inc.	BNK	29.50	27.95	31.40	2.32	2.48	2.14	12.7	11.9	13.8	6,734
H&R Block, Inc.	HRB	21.89	19.80	26.96	1.69	1.71	1.75	13.0	12.8	12.5	7,039
Tribune Co.	TRB	32.24	27.09	34.28	1.72	2.08	1.99	18.7	15.5	16.2	7,698
MBIA Inc.	MBI	62.82	56.00	64.42	5.25	5.55	5.98	12.0	11.3	10.5	8,465
Mattel, Inc.	MAT	23.24	14.75	23.31	1.21	1.20	1.23	19.2	19.4	18.9	8,836
Clorox Co.	CLX	63.91	53.42	66.00	2.55	3.01	3.14	25.1	21.2	20.4	9,669
Pitney Bowes Inc.	PBI	47.15	40.18	47.41	2.54	2.70	2.71	18.6	17.5	17.4	10,445
Fisher Scientific International Inc.	FSH	86.80	57.08	88.78	2.85	3.58	4.11	30.5	24.2	21.1	10,850
T. Rowe Price Group, Inc.	TROW	46.05	33.14	48.50	2.51	3.15	1.83	18.3	14.6	25.2	12,133
Northern Trust Corp.	NTRS	58.53	49.12	60.80	2.33	2.64	3.05	25.1	22.2	19.2	12,759
Gannett Co., Inc.	GCI	58.77	51.65	66.16	4.92	4.99	4.98	11.9	11.8	11.8	13,783
YUM! Brands, Inc.	YUM	59.06	44.21	61.84	2.36	2.63	2.90	25.0	22.5	20.4	15,651
Omnicom Group Inc.	OMC	101.25	78.75	102.44	3.89	4.36	4.93	26.0	23.2	20.5	17,304
Accenture Ltd	ACN	33.70	25.68	33.70	1.23	1.50	1.68	27.4	22.5	20.1	19,565
CBS Corp.	CBS	29.15	23.85	70.40	1.62	1.59	1.74	18.0	18.3	16.8	22,308
Franklin Resources, Inc.	BEN	110.21	80.16	114.98	3.01	4.44	5.70	36.6	24.8	19.3	27,911
Baxter International Inc.	BAX	46.77	35.12	47.49	1.70	1.92	2.20	27.5	24.4	21.3	30,512
Carnival Corp.	CCL	48.14	36.40	56.14	2.25	2.75	2.76	21.4	17.5	17.4	38,223

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of November 6, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and November 6, 2006 stock price. NM=Not Meaningful. N/A=Not Applicable as Realogy was spun-off from Cendant on July 31, 2006.

NOT PART OF THE ANNUAL REPORT

Ariel Focus Fund Statistical Summary (ARFFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2004	2005	2006	2004	2005	2006	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	11/06/06	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

Hewitt Associates, Inc.	HEW	25.05	19.01	30.23	1.33	1.29	1.35	18.8	19.4	18.6	2,771
IMS Health Inc.	RX	28.50	22.92	28.64	1.19	1.37	1.41	23.9	20.8	20.2	5,654
Black & Decker Corp.	BDK	85.10	66.04	94.90	5.40	6.90	7.04	15.8	12.3	12.1	6,301
Realogy Corp.	H	26.31	19.90	27.67	N/A	N/A	1.54	N/A	N/A	17.1	6,589
H&R Block, Inc.	HRB	21.89	19.80	26.96	1.69	1.71	1.75	13.0	12.8	12.5	7,039
Gannett Co., Inc.	GCI	58.77	51.65	66.16	4.92	4.99	4.98	11.9	11.8	11.8	13,783
Gap Inc.	GPS	19.50	15.91	21.39	1.26	1.24	1.07	15.5	15.7	18.2	16,277
Omnicom Group Inc.	OMC	101.25	78.75	102.44	3.89	4.36	4.93	26.0	23.2	20.5	17,304
Accenture Ltd	ACN	33.70	25.68	33.70	1.23	1.50	1.68	27.4	22.5	20.1	19,565
Carnival Corp.	CCL	48.14	36.40	56.14	2.25	2.75	2.76	21.4	17.5	17.4	38,223
Dell Inc.	DELL	24.47	18.95	33.22	1.21	1.29	1.07	20.2	19.0	22.9	55,792
Tyco International Ltd.	TYC	28.99	24.65	31.28	1.65	1.83	1.88	17.6	15.8	15.5	58,376
Home Depot, Inc.	HD	37.22	32.85	43.95	2.20	2.58	2.96	16.9	14.4	12.6	76,897
Morgan Stanley	MS	76.04	51.90	78.20	4.06	4.74	6.49	18.7	16.0	11.7	81,394
International Business Machines Corp.	IBM	92.60	72.73	92.74	4.50	5.34	5.85	20.6	17.3	15.8	139,826
JPMorgan Chase & Co.	JPM	47.65	37.06	48.57	3.01	2.95	3.69	15.8	16.2	12.9	165,226
Berkshire Hathaway Inc.	BRKB	3587.00	2839.00	3587.60	158.00	185.00	173.72	22.7	19.4	20.6	165,302
Toyota Motor Corp.	TM	119.73	89.80	124.00	6.66	6.91	7.51	18.0	17.3	15.9	194,068
Pfizer Inc	PFE	26.99	20.27	28.60	2.12	2.02	1.97	12.7	13.4	13.7	196,796
Citigroup Inc.	C	50.22	44.81	51.33	4.04	3.88	4.28	12.4	12.9	11.7	246,766

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of November 6, 2006 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and November 6, 2006 stock price. N/A=Not Applicable as Realogy was spun-off from Cendant on July 31, 2006.

800-292-7435

Annual Report

September 30, 2006

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. All performance assumes reinvestment of dividends and capital gains. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and its different investment objective and portfolio managers.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

For a current prospectus which includes the investment objectives, risks, management fees, charges and expenses as well as other information, call 800-292-7435. Please read the prospectus and consider this information carefully before investing. ©2006, Ariel Distributors, LLC.

Ariel Investment Trust

P.O. Box 219121

Kansas City, Missouri 64121-9121

800-292-7435

arielmutualfunds.com

Table of Contents

Ariel Fund
Portfolio Management Discussion	16
Performance Summary	17
Schedule of Investments	18

Ariel Appreciation Fund
Portfolio Management Discussion	20
Performance Summary	21
Schedule of Investments	22

Ariel Focus Fund
Portfolio Management Discussion	24
Performance Summary	25
Schedule of Investments	26

Statements of Assets & Liabilities	27

Statements of Operations	28

Statements of Changes in Net Assets	29

Financial Highlights	31

Notes to the Financial Statements	33

Report of Independent Registered Public Accounting Firm	37

Fund Expense Example	38

Important Supplemental Information	39

Board of Trustees	40

Officers	42

Ariel Fund Portfolio Management Discussion	ARGFX

JOHN W. ROGERS, JR. Chairman, CEO and Chief Investment Officer

Fund Results

During 2006’s third quarter, Ariel Fund rose +2.42%, surpassing its benchmarks. Specifically, the Russell 2500 Value Index posted a +2.27% return while the Russell 2500 Index increased a nominal +0.52%. For the year ended September 30, 2006, Ariel Fund increased +2.16% while the Russell 2500 Value Index increased +11.13% and the Russell 2500 Index rose +8.80%.

Performance Drivers

During the quarter, several of Ariel Fund’s controversial names rebounded significantly. Interpublic Group of Cos., Inc. is up more than +27% from its July low. Sizeable new business wins have given its turnaround efforts important momentum. Similarly, Tribune Co. (discussed on page 7), recovered +14% from its quarterly low on management’s announcement to explore strategic alternatives—sparking talk of a leveraged buyout which lifted the stock. Conversely, a few holdings struggled. Valassis Communications, Inc. fell -25% on the market’s strong negative reaction to an announced merger and Career Education Corp.’s stock plummeted -41% on declining enrollment and accreditation issues. News of a change in CEO reassured Wall Street that issues may be resolved more expeditiously giving Career Education’s stock a lift of more than +27% since its quarterly low point.

For the twelve-month period ended September 30, 2006, the market has swung wildly due to inflation concerns along with the volatility of energy and cyclical stocks—areas of the market we consciously avoid. Additionally, our weighting in Consumer Discretionary stocks negatively impacted returns as the sector was a weak performer. Specifically, media holdings like Lee Enterprises, Inc. and Radio One, Inc. were down -41% and -52%, respectively. They struggled due to slowing ad revenue and fears that Internet giants like Google will overtake newspapers and radio—a view we do not share. As discussed previously, Career Ed faces headwinds and was down -37% for the year. On a positive note, a number of our financial holdings were strong performers. Jones Lang LaSalle Inc. rose +86% in the last twelve months on robust business fundamentals, while asset inflows due to improving fund performance buoyed Janus Capital Group Inc.’s stock price +36%.

The market shows visible signs of returning to normalcy. Most notably, oil plummeted to $63 a barrel from its July high of $78. Furthermore, corporate earnings which are still good, are slowing; the housing bubble has begun to deflate and inflation has moderated, despite a pause in interest rates. However, the Federal Funds’ rate remains at 5.25%, its highest level since March 2001, which pressures lower-quality issues that have benefited from cheap money. We believe these conditions should favor our slow and steady quality holdings.

Comings & Goings

During the quarter, we did not add any new names to the portfolio. Conversely, we exited four positions. We sold Andrew Corp. after the stock rose +21% on news of an offer by CommScope, Inc. which provided an alternative to a merger with ADC Telecommunications, Inc. that Wall Street shunned. We also sold McCormick & Co., Inc. when its shares reached full valuation and parted with DeVry Inc. and Hasbro, Inc. to pursue other investment ideas.

The Patient Investor

Reflecting on the longer time horizon, Ariel Fund posted a +13.53% ten-year average annual total return, roughly in line with the Russell 2500 Value Index’s +13.79% rise and well above the +10.94% gain of the Russell 2500 Index over the same period. We believe the Fund’s long-term performance is driven by our disciplined investment approach, stock selection across industries in which Ariel has experience, and our commitment to investing in quality companies we believe are selling at excellent values.

800-292-7435

Ariel Fund Performance Summary	Inception: November 6, 1986

About the Fund

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion at the time of initial purchase.

Composition of Equity Holdings

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index

Financial Services	36.6%	35.5%	24.9%	23.1%

Consumer Discretionary & Services	32.1%	14.9%	18.1%	11.9%

Producer Durables	9.8%	5.6%	7.1%	4.3%

Health Care	6.5%	4.0%	10.9%	12.4%

Materials & Processing	6.3%	10.1%	9.4%	3.4%

Technology	6.0%	7.8%	11.3%	13.1%

Consumer Staples	2.7%	3.4%	2.3%	7.7%

Utilities	0.0%	11.0%	6.4%	7.6%

Other Energy	0.0%	3.4%	5.0%	3.2%

Autos & Transportation	0.0%	3.3%	3.6%	2.4%

Other	0.0%	0.9%	0.9%	4.7%

Integrated Oils	0.0%	0.1%	0.1%	6.1%

†                    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.95%
Cash & Other	0.05%

Average Annual Total Returns as of September 30, 2006

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund

Ariel Fund	2.42%	3.85%	2.16%	12.20%	12.15%	13.53%	13.38%

Russell 2500 Value Index	2.27%	10.11%	11.13%	18.86%	16.98%	13.79%	13.39%

Russell 2500 Index	0.52%	6.87%	8.80%	16.08%	14.44%	10.94%	11.99%

S&P 500 Index	5.67%	8.53%	10.79%	12.30%	6.97%	8.59%	11.40%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

Top Ten Equity Holdings

1	Markel Corp. Specialty insurance provider	5.0%

2	Janus Capital Group Inc. Mutual fund manager	4.3%

3	Hewitt Associates, Inc. Human resources outsourcing and consulting firm	4.2%

4	Jones Lang LaSalle Inc. Real estate services and money management firm	4.1%

5	HCC Insurance Holdings, Inc. Global provider of specialized property and casualty insurance	4.0%

6	Energizer Holdings, Inc. Consumer battery and razor manufacturer	3.9%

7	Investors Financial Services Corp. Provider of asset administration services	3.7%

8	Tribune Co. Publishing and broadcasting company	3.6%

9	IDEX Corp. Industrial product manufacturer	3.2%

10	BearingPoint, Inc. Global management and information technology consulting firm	3.1%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

SEPTEMBER 30, 2006 ANNUAL REPORT

Ariel Fund Schedule of Investments

Number of Shares	COMMON STOCKS—99.95%	Cost	Market Value

	Consumer Discretionary & Services—32.14%
2,642,175	American Greetings Corp., Class A	$33,986,762	$61,087,086
1,465,500	Black & Decker Corp.	118,566,967	116,287,425
5,772,150	Career Education Corp. * ††	198,630,072	129,873,375
3,053,200	Harte-Hanks, Inc.	71,147,624	80,451,820
7,496,050	Hewitt Associates, Inc., Class A * ††	192,863,559	181,854,173
11,550,000	Interpublic Group of Cos., Inc. *	134,944,369	114,345,000
3,658,900	Lee Enterprises, Inc.	126,721,405	92,350,636
2,792,200	McClatchy Co., Class A	155,050,101	117,802,918
1,702,800	Mohawk Industries, Inc. *	122,158,368	126,773,460
9,669,500	Radio One, Inc., Class D *	117,231,743	60,434,375
8,754,400	ServiceMaster Co.	103,829,162	98,136,824
4,711,500	Tribune Co.	132,358,461	154,160,280
2,399,150	Valassis Communications, Inc. * ††	64,264,005	42,344,998
		1,571,752,598	1,375,902,370
	Consumer Staples—2.71%
2,418,953	J.M. Smucker Co.	96,648,892	115,988,796

	Financial Services—36.58%
1,982,100	A. G. Edwards, Inc.	69,247,985	105,606,288
4,835,250	Assured Guaranty Ltd. ††	101,789,084	125,378,032
2,440,750	Chittenden Corp. ††	68,006,283	70,025,118
991,300	City National Corp.	70,495,961	66,476,578
5,493,600	H&R Block, Inc.	127,094,582	119,430,864
5,226,900	HCC Insurance Holdings, Inc.	99,797,170	171,860,472
3,705,400	Investors Financial Services Corp. ††	129,623,553	159,628,632
9,342,900	Janus Capital Group Inc.	133,931,742	184,241,988
2,058,300	Jones Lang LaSalle Inc. ††	34,693,254	175,943,484
517,625	Markel Corp. * ††	127,260,829	212,567,883
3,451,950	Sky Financial Group, Inc.	96,637,730	85,953,555
3,075,150	TD Banknorth Inc.	92,289,294	88,810,332
		1,150,867,467	1,565,923,226
	Health Care—6.48%
1,085,500	Bio-Rad Laboratories, Inc., Class A *	64,939,669	76,777,415
4,915,575	IMS Health Inc.	114,603,686	130,950,918
2,961,275	Invacare Corp. ††	106,688,380	69,649,188
		286,231,735	277,377,521
	Materials & Processing—6.28%
2,923,310	Brady Corp., Class A	46,030,172	102,783,580
2,305,050	Energizer Holdings, Inc. *	76,476,687	165,940,549
		122,506,859	268,724,129

ARIELMUTUALFUNDS.COM

September 30, 2006

Number of Shares	COMMON STOCKS—99.95% (cont’d)	Cost	Market Value

	Producer Durables—9.76%
3,014,900	ACCO Brands Corp. * ††	$67,542,849	$67,111,674
3,478,900	Herman Miller, Inc. ††	74,413,605	119,013,169
3,151,450	IDEX Corp. ††	68,473,088	135,669,922
6,124,575	Steelcase Inc., Class A	77,980,458	96,094,582
		288,410,000	417,889,347
	Technology—6.00%
2,205,850	Anixter International Inc. ††	52,850,234	124,564,349
16,828,050	BearingPoint, Inc. * ††	133,685,901	132,268,473
		186,536,135	256,832,822

	Total Common Stocks	3,702,953,686	4,278,638,211

Principal Amount	REPURCHASE AGREEMENT—0.24%	Cost	Market Value

$10,204,561	State Street Bank and Trust Co., 4.30%, dated 9/29/2006, due 10/2/2006, repurchase price $10,208,217, (collateralized by U.S. Treasury Bond, 7.25%, due 8/15/2022)	10,204,561	10,204,561
	Total Investments—100.19%	$3,713,158,247	4,288,842,772
	Liabilities less Other Assets—(0.19)%		(7,877,886)
	NET ASSETS—100.00%		$4,280,964,886

*      Non-income producing.

††     Affiliated company (See Note Five).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2006 ANNUAL REPORT

Ariel Appreciation Fund Portfolio Management Discussion	CAAPX

JOHN W. ROGERS, JR. Chairman, CEO and Chief Investment Officer

Fund Results

Ariel Appreciation Fund closed the quarter with a +5.01% gain, significantly outpacing its benchmarks. By comparison, the Russell Midcap Value Index posted +3.53% while the Russell Midcap Index increased +2.11%. For the year ended September 30, 2006, the Fund increased +5.32%. The Russell Midcap Value Index rose +12.28% while the Russell Midcap Index returned +9.57%.

Performance Drivers

During the quarter, some of our controversial names rallied. Interpublic Group of Cos., Inc. increased more than +27% from a July low primarily from new business wins which gave its turnaround efforts important momentum. Tribune Co. (featured on page 7), jumped +14% from its quarterly low after management announced plans to explore multiple strategic alternatives to unlock shareholder value. Conversely, H&R Block, Inc.’s shares fell -9% from higher than anticipated mortgage delinquencies. We monitor these issues closely, and believe the company is still attractively valued given the strength of its core tax business. Career Education’s stock tumbled -41% on declining enrollment and accreditation issues. Subsequent news of a change in CEO gave investors hope that concerns can be resolved more expeditiously and boosted the stock more than +27% from its quarterly low.

For the year ended September 30, 2006, the market swung wildly on inflation concerns and the volatility of energy and cyclical stocks—areas we consciously avoid. Additionally, our performance was negatively impacted by our heavy weighting in Consumer Discretionary stocks. Specifically, McClatchy Co. fell -35% as media stocks were down due to a sluggish advertising environment compounded by general negative sentiment towards newspapers. Career Education slid -37% over the year, facing challenges previously mentioned. Positively, other positions were strong performers. Notably, Accenture Ltd rose +25% in twelve months on robust business fundamentals and news that it exited a problematic contract with the United Kingdom’s National Health Service for a break-up fee considerably less than Wall Street anticipated. Franklin Resources, Inc. was up +26% from strong asset inflows and improved investment performance.

The market shows signs of returning to normalcy. Oil prices are down, corporate earnings although still strong, are slowing and the housing bubble is deflating. Additionally, inflation has moderated, despite a pause in interest rate hikes. Notably, the Federal Funds’ rate is still 5.25%, its highest level since March 2001, a challenge for lower-quality issues dependent on cheap money. After more than three years of low-quality cyclical stock leadership combined with runaway energy prices, a reversal of fortune may be at hand. We believe current conditions should favor our slow and steady quality holdings.

Comings & Goings

During the quarter, Cendant Corp. spun off or sold all operations outside of its car rental business and changed its name to Avis Budget Group, Inc. We maintained our shares in the spin-off, Realogy Corp., a real estate franchisor, but sold Avis Budget and Wyndham Worldwide Corp. anticipating low growth prospects. We also exited Ambac Financial Group, Inc. and Johnson Controls, Inc. to pursue other ideas as well as ARAMARK Corp. in anticipation of its privatization in coming months. No new positions were added.

The Patient Investor

Reflecting on the longer time horizon, the Fund posted a +13.09% ten-year average annual total return, less than the Russell Midcap Value Index’s +13.66% rise, but better than the Russell Midcap Index’s +11.95% increase over the same period. We believe the Fund’s long-term performance is driven by our disciplined investment approach, stock selection across industries in which Ariel has experience, and our commitment to investing in quality companies we believe are selling at excellent values.

800-292-7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

About the Fund

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

Composition of Equity Holdings

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Consumer Discretionary & Services	51.7%	11.1%	18.1%	11.9%

Financial Services	30.4%	34.4%	22.6%	23.1%

Health Care	9.0%	2.5%	9.0%	12.4%

Producer Durables	5.2%	4.8%	6.6%	4.3%

Consumer Staples	2.2%	6.9%	5.0%	7.7%

Materials & Processing	1.5%	7.5%	6.9%	3.4%

Utilities	0.0%	16.2%	9.3%	7.6%

Technology	0.0%	6.5%	10.9%	13.1%

Other Energy	0.0%	3.7%	5.6%	3.2%

Autos & Transportation	0.0%	3.6%	4.0%	2.4%

Other	0.0%	1.8%	1.6%	4.7%

Integrated Oils	0.0%	1.1%	0.5%	6.1%

†                    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	98.4%
Cash & Other	1.6%

Average Annual Total Returns as of September 30, 2006

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund

Ariel Appreciation Fund	5.01%	3.72%	5.32%	10.27%	10.59%	13.09%	12.30%

Russell Midcap Value Index	3.53%	10.80%	12.28%	21.17%	16.63%	13.66%	13.68%

Russell Midcap Index	2.11%	7.06%	9.57%	18.22%	14.81%	11.95%	12.93%

S&P 500 Index	5.67%	8.53%	10.79%	12.30%	6.97%	8.59%	10.69%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

Top Ten Equity Holdings

1	Accenture Ltd Global management consulting, technology services and outsourcing firm	5.7%

2	Tribune Co. Publishing and broadcasting company	5.6%

3	Northern Trust Corp. Personal and institutional trust company	5.4%

4	Pitney Bowes Inc. Manufacturer of mailing equipment	5.1%

5	Franklin Resources, Inc. Global investment management organization	4.5%

6	Carnival Corp. Worldwide cruise company	4.4%

7	T. Rowe Price Group, Inc. Worldwide investment management firm	3.7%

8	Black & Decker Corp. Manufacturer of power tools and accessories	3.7%

9	Gannett Co., Inc. Diversified news and information company	3.7%

10	Mohawk Industries, Inc. Manufacturer and distributor of floor coverings	3.6%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

SEPTEMBER 30, 2006 ANNUAL REPORT

Ariel Appreciation Fund Schedule of Investments

Number of Shares	COMMON STOCKS—98.43%	Cost	Market Value

	Consumer Discretionary & Services—50.92%
4,941,900	Accenture Ltd, Class A	$82,111,718	$156,707,649
1,269,800	Black & Decker Corp.	59,436,045	100,758,630
3,718,450	Career Education Corp. *	124,226,567	83,665,125
2,524,850	Carnival Corp.	98,171,638	118,743,695
3,418,600	CBS Corp., Class B	85,442,944	96,301,962
1,772,750	Gannett Co., Inc.	102,063,515	100,745,383
1,772,875	Harte-Hanks, Inc.	26,291,077	46,715,256
8,191,900	Interpublic Group of Cos., Inc. *	85,480,109	81,099,810
1,900,900	Mattel, Inc.	30,848,996	37,447,730
1,699,500	McClatchy Co., Class A	83,010,886	71,701,905
1,337,400	Mohawk Industries, Inc. *	99,343,670	99,569,430
1,048,400	Omnicom Group Inc.	70,744,017	98,130,240
4,379,970	ServiceMaster Co.	54,624,220	49,099,464
4,630,950	Tribune Co.	184,487,719	151,524,684
1,903,500	YUM! Brands, Inc.	46,041,732	99,077,175
		1,232,324,853	1,391,288,138
	Consumer Staples—2.15%
931,472	Clorox Co.	35,804,496	58,682,736

	Financial Services—29.97%
657,200	City National Corp.	46,704,221	44,071,832
726,822	Dun & Bradstreet Corp. *	18,040,486	54,504,382
1,888,800	Equifax Inc.	41,321,942	69,337,848
1,155,000	Franklin Resources, Inc.	44,952,602	122,141,250
3,635,700	H&R Block, Inc.	87,952,711	79,040,118
4,771,200	Janus Capital Group Inc.	62,726,086	94,088,064
45,192	MBIA Inc.	865,837	2,776,596
2,534,800	Northern Trust Corp.	88,828,787	148,108,364
2,502,235	Popular, Inc.	56,925,050	48,643,448
2,113,100	T. Rowe Price Group, Inc.	38,814,020	101,111,835
1,906,293	TD Banknorth Inc.	58,068,913	55,053,742
		545,200,655	818,877,479
	Health Care—8.82%
1,949,350	Baxter International Inc.	42,861,921	88,617,451
890,977	Fisher Scientific International Inc. *	28,662,350	69,710,041
3,105,060	IMS Health Inc.	49,619,587	82,718,798
		121,143,858	241,046,290
	Materials & Processing—1.46%
1,753,098	Realogy Corp. *	38,876,801	39,760,263

ARIELMUTUALFUNDS.COM

September 30, 2006

Number of Shares	COMMON STOCKS—98.43% (cont’d)	Cost	Market Value

	Producer Durables—5.11%
3,147,675	Pitney Bowes Inc.	$120,486,283	$139,662,340

	Total Common Stocks	2,093,836,946	2,689,317,246

Principal Amount	REPURCHASE AGREEMENT—1.02%	Cost	Market Value

$28,002,275	State Street Bank and Trust Co., 4.30%, dated 9/29/2006, due 10/2/2006, repurchase price $28,012,309, (collateralized by U.S. Treasury Bonds, 5.50%-7.25%, due 8/15/2022-8/15/2028)	28,002,275	28,002,275
	Total Investments—99.45%	$2,121,839,221	2,717,319,521
	Other Assets less Liabilities —0.55%		14,876,876
	NET ASSETS—100.00%		$2,732,196,397

*      Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2006 ANNUAL REPORT

Ariel Focus Fund Portfolio Management Discussion	ARFFX

CHARLES K. BOBRINSKOY Vice Chairman, Co-Portfolio Manager TIMOTHY FIDLER, CFA Director of Research, Co-Portfolio Manager

Fund Results

For the quarter ended September 30, 2006, Ariel Focus Fund earned +3.69%. By comparison, the Russell 1000 Value Index gained +6.22% and the S&P 500 increased +5.67%. For the year ended September 30, 2006, Ariel Focus Fund increased a solid +6.00%. Over the same twelve-month period, the Russell 1000 Value Index rose +14.62% while the S&P 500 gained +10.79%.

Performance Drivers

During the quarter, performance was helped by several stocks. Specifically, Pfizer Inc’s stock gained +21% as its cholesterol drug, Lipitor, maintained better than anticipated market share. Additionally, management has been disciplined in cutting costs and investing in new products like a smoking cessation pill and an inhaled insulin. Accenture Ltd was also a strong performer. Its stock rose +12% on news that the company successfully exited a problematic contract with the United Kingdom’s National Health Service for a break-up fee dramatically below Wall Street expectations.

Conversely, some holdings struggled. H&R Block, Inc. fell -9% on higher-than-expected mortgage delinquencies. We monitor mortgage credit issues closely and believe the company is attractively valued given the strength of the core tax business. Additionally, activity at Cendant Corp. was a drag on results. In July, Cendant completed the spin-offs and sale of its travel, real estate and hotel operations, retaining only its car rental business. Appropriately, the company changed its name to Avis Budget Group, Inc. As investors sold shares of the companies they did not want to retain, the stock price of each new entity fell between 10% and 23%.

For the year ended September 30, 2006, the market swung wildly on inflation concerns and the volatility of energy and cyclical stocks—areas we consciously avoid. Additionally, our weighting in the Consumer Discretionary sector combined with a few weaker performers in a portfolio of 20 names impacted overall results. Specifically, Cendant’s stock price was down -33% for the year from disappointing results in its travel business and multiple earnings disappointments, compounded by uncertainty over the break-up of the organization. Hewitt Associates, Inc. fell -11% over the twelve-month period largely on concerns over ramp-up costs associated with new human resources business process outsourcing (HR BPO) contracts. Fortunately, Wall Street’s concerns were assuaged in the latter part of the year after the company’s thorough review of its HR BPO operations created improved corporate disciplines. The Fund also had a number of strong performers. Notably, JPMorgan Chase & Co.’s stock price rose +38% on strong revenue growth in capital markets, solid flows to its asset management operations and strong fundamentals in its commercial banking segment. The share price of Accenture, our second largest holding, rose +25% for the year on strong profitability and the resolution of a difficult contract, noted previously.

The market shows multiple signs of returning to normalcy. Most obvious is the visible cooling of oil prices. Additionally, while corporate earnings reports continue to be good, many are slowing; the housing bubble has begun to deflate and inflation has moderated, despite a pause in interest rates. However, the Federal Funds’ rate remains at 5.25%, its highest level since March 2001, which pressures lower-quality issues that have benefited from cheap money. We believe these conditions should favor our slow and steady quality holdings.

Comings & Goings

During the quarter no positions were added. Conversely, we sold our shares in Avis Budget and Wyndham Worldwide Corp., due to their poor growth prospects. Additionally, we tendered our shares of real estate franchisor, Realogy Corp. at the end of the quarter.

800-292-7435

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

About the Fund

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion at the time of initial purchase. Ariel Focus Fund is a non-diversified fund and generally will hold 20 securities.

Composition of Equity Holdings

		Russell
	Ariel	1000	Russell	S&P
	Focus	Value	1000	500
	Fund†	Index	Index	Index

Consumer Discretionary & Services	37.7%	7.3%	12.9%	11.9%

Financial Services	18.6%	37.0%	23.4%	23.1%

Other	13.7%	3.7%	4.0%	4.7%

Technology	11.3%	3.8%	12.8%	13.1%

Health Care	9.9%	7.2%	12.7%	12.4%

Autos & Transportation	6.2%	1.5%	2.4%	2.4%

Materials & Processing	2.6%	4.4%	3.9%	3.4%

Utilities	0.0%	12.8%	7.7%	7.6%

Integrated Oils	0.0%	10.7%	5.5%	6.1%

Consumer Staples	0.0%	6.9%	7.2%	7.7%

Other Energy	0.0%	2.6%	3.0%	3.2%

Producer Durables	0.0%	2.0%	4.6%	4.3%

†    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.4%
Cash & Other	0.6%

Total Returns as of September 30, 2006

	3rd Quarter	YTD	1 Year	Life of Fund

Ariel Focus Fund	3.69%	2.59%	6.00%	6.67%

Russell 1000 Value Index	6.22%	13.19%	14.62%	14.35%

Russell 1000 Index	5.06%	7.95%	10.25%	10.91%

S&P 500 Index	5.67%	8.53%	10.79%	11.00%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Focus Fund

Top Ten Equity Holdings

1	Berkshire Hathaway Inc.	7.0%
	Insurance and investment firm

2	Accenture Ltd	6.9%
	Global management consulting, technology services and outsourcing firm

3	Tyco International Ltd.	6.6%
	Manufacturing conglomerate

4	International Business Machines Corp.	6.6%
	Worldwide provider of computer products and services

5	Toyota Motor Corp.	6.2%
	Global auto manufacturer

6	Pfizer Inc	5.9%
	Pharmaceutical company

7	H&R Block, Inc.	5.5%
	Tax, investment and mortgage services provider

8	Carnival Corp.	4.9%
	Worldwide cruise company

9	Black & Decker Corp.	4.8%
	Manufacturer of power tools and accessories

10	Dell Inc.	4.5%
	Global computer and technology provider

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and its different investment objective and portfolio managers.

SEPTEMBER 30, 2006 ANNUAL REPORT

Ariel Focus Fund Schedule of Investments	September 30, 2006

Number of Shares	COMMON STOCKS—99.36%	Cost	Market Value

	Auto & Transportation—6.16%
16,400	Toyota Motor Corp., ADR	$1,536,964	$1,785,960

	Consumer & Discretionary Services—37.49%
63,400	Accenture Ltd, Class A	1,707,924	2,010,414
17,400	Black & Decker Corp.	1,519,866	1,380,690
30,500	Carnival Corp.	1,478,238	1,434,415
18,200	Gannett Co., Inc.	1,041,409	1,034,306
65,800	Gap Inc.	1,151,363	1,246,910
51,900	Hewitt Associates, Inc., Class A *	1,378,011	1,259,094
35,500	Home Depot, Inc.	1,365,175	1,287,585
13,000	Omnicom Group Inc.	1,094,309	1,216,800
		10,736,295	10,870,214
	Financial Services—18.47%
25,400	Citigroup Inc.	1,199,464	1,261,618
73,100	H&R Block, Inc.	1,768,540	1,589,194
26,900	JPMorgan Chase & Co.	1,061,784	1,263,224
17,000	Morgan Stanley	965,754	1,239,470
		4,995,542	5,353,506
	Health Care—9.86%
42,700	IMS Health Inc.	1,038,630	1,137,528
60,700	Pfizer Inc	1,571,069	1,721,452
		2,609,699	2,858,980
	Materials & Processing—2.61%
33,375	Realogy Corp. **	864,927	756,945

	Other—13.59%
635	Berkshire Hathaway Inc., Class B *	1,905,642	2,015,490
68,800	Tyco International Ltd.	1,801,912	1,925,712
		3,707,554	3,941,202
	Technology—11.18%
57,600	Dell Inc. *	1,357,598	1,315,584
23,500	International Business Machines Corp.	1,880,770	1,925,590
		3,238,368	3,241,174

	Total Common Stocks	27,689,349	28,807,981

Principal Amount	REPURCHASE AGREEMENT—4.66%	Cost	Market Value

$1,351,127	State Street Bank and Trust Co., 4.30%, dated 9/29/2006,
	due 10/2/2006, repurchase price $1,351,612,
	(collateralized by U.S. Treasury Bond, 7.25%,
	due 8/15/2022)	1,351,127	1,351,127
	Total Investments—104.02%	$29,040,476	30,159,108
	Liabilities less Other Assets—(4.02)%		(1,165,695)
	NET ASSETS—100.00%		$28,993,413

*	Non-income producing.
**	Shares offered for tender (See Note Six).
A category may contain multiple industries as defined by the Standard Industrial Classification system.
The accompanying notes are an integral part of the financial statements.

ARIELMUTUALFUNDS.COM

Statements of Assets & Liabilities	September 30, 2006

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund

Assets:
Investments in unaffiliated issuers, at value (cost $2,282,168,990, $2,093,836,946 and $27,689,349, respectively)	$2,532,745,741	$2,689,317,246	$28,807,981
Investments in affiliated issuers, at value (cost $1,420,784,696)	1,745,892,470	––	––
Repurchase agreements, at value (cost $10,204,561, $28,002,275 and $1,351,127, respectively)	10,204,561	28,002,275	1,351,127
Receivable for fund shares sold	2,383,091	3,163,091	215,165
Receivable for securities sold	2,728,257	14,457,361	––
Dividends and interest receivable	3,883,884	3,780,925	18,125
Receivable from Adviser	13,678	10,683	218
Receivable from Distributor	6,217	4,109	––
Prepaid and other assets	50,967	19,555	5,606
Total assets	4,297,908,866	2,738,755,245	30,398,222

Liabilities:
Payable for securities purchased	6,113,694	––	1,322,592
Payable for fund shares redeemed	8,220,489	4,954,390	30,015
Other liabilities	2,609,797	1,604,458	52,202
Total liabilities	16,943,980	6,558,848	1,404,809
Net Assets	$4,280,964,886	$2,732,196,397	$28,993,413

Net Assets Consist of:
Paid-in capital	$3,441,727,507	$1,951,367,697	$27,846,767
Undistributed net investment income	––	1,231,149	68,325
Accumulated net realized gain (loss) on investment transactions	263,552,854	184,117,251	(40,311)
Net unrealized appreciation on investments	575,684,525	595,480,300	1,118,632
Total net assets	$4,280,964,886	$2,732,196,397	$28,993,413

Total net assets	$4,280,964,886	$2,732,196,397	$28,993,413
Shares outstanding (no par value)	82,329,092	56,383,549	2,711,894
Net asset value, offering and redemption price per share	$52.00	$48.46	$10.69

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2006 ANNUAL REPORT

Statements of Operations	Year ended September 30, 2006

			Ariel	Ariel
	Ariel		Appreciation	Focus
	Fund		Fund	Fund

Investment Income:
Dividends (a)
Unaffiliated issuers	$36,810,950		$42,923,992	269,096
Affiliated issuers	19,458,578	(b)	—	—
Interest	2,195,945		718,186	49,470
Total investment income	58,465,473		43,642,178	318,566

Expenses:
Management fees	26,216,021		20,662,143	137,924
Distribution fees	11,575,464		7,658,516	45,975
Shareholder service fees	6,322,950		3,803,190	5,160
Transfer agent fees and expenses	1,578,548		1,070,294	49,602
Printing and proxy expenses	2,810,526		1,566,042	38,465
Federal and state registration fees	103,957		46,905	18,607
Trustees’ fees and expenses	273,751		189,324	57,252
Custody fees and expenses	188,225		200,475	3,886
Professional fees	189,694		138,281	44,223
Miscellaneous expenses	202,770		144,845	4,385
Total expenses before reimbursements	49,461,906		35,480,015	405,479
Expense reimbursements	––		––	(176,048)
Net expenses	49,461,906		35,480,015	229,431
Net investment income	9,003,567		8,162,163	89,135
Realized and unrealized gain (loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	242,977,247		206,501,395	(4,019)
Affiliated issuers	29,219,153	(b)	—	—
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	(192,737,113)		(63,685,778)	1,024,114
Net gain on investments	79,459,287		142,815,617	1,020,095
Net increase in net assets resulting from operations	$88,462,854		$150,977,780	$1,109,230

(a) Net of $80,142, $168,237 and $336, respectively, in foreign tax withheld.

(b) See Note Five for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800-292-7435

Statements of Changes in Net Assets	September 30, 2006

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30		Year Ended September 30
	2006	2005	2006	2005
Operations:
Net investment income	$9,003,567	$3,523,125	$8,162,163	$5,597,579
Net realized gain on investments and foreign currency translations	272,196,400	313,187,264	206,501,395	149,978,520
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	(192,737,113)	125,229,877	(63,685,778)	179,147,434
Net increase in net assets from operations	88,462,854	441,940,266	150,977,780	334,723,533

Distributions to shareholders:
Net investment income	(14,001,396)	(1,801,459)	(9,404,820)	(3,123,784)
Capital gains	(314,776,554)	(129,551,282)	(150,977,922)	(79,775,993)
Total distributions	(328,777,950)	(131,352,741)	(160,382,742)	(82,899,777)

Share transactions:
Shares sold	818,400,432	2,088,994,615	452,970,351	844,340,777
Shares issued to holders in reinvestment of dividends	293,315,056	117,202,460	153,913,503	79,635,901
Shares redeemed	(1,608,286,625)	(886,279,449)	(1,218,385,890)	(741,814,414)
Net increase (decrease) from share transactions	(496,571,137)	1,319,917,626	(611,502,036)	182,162,264

Total increase (decrease) in net assets	(736,886,233)	1,630,505,151	(620,906,998)	433,986,020
Net Assets:
Beginning of year	5,017,851,119	3,387,345,968	3,353,103,395	2,919,117,375
End of year	$4,280,964,886	$5,017,851,119	$2,732,196,397	$3,353,103,395
Undistributed net investment income included in net assets at end of period	$—	$2,570,365	$1,231,149	$2,473,806

Capital share transactions:
Shares sold	15,720,931	39,515,925	9,615,344	18,053,589
Shares reinvested	5,774,276	2,263,523	3,300,423	1,746,904
Shares redeemed	(31,152,007)	(16,715,965)	(25,929,064)	(15,832,682)
Net increase (decrease) in shares outstanding	(9,656,800)	25,063,483	(13,013,297)	3,967,811

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2006 ANNUAL REPORT

	Ariel Focus Fund
	Year Ended	June 30, 2005(a) to
	September 30, 2006	September 30, 2005

Operations:
Net investment income	$89,135	$10,322
Net realized gain (loss) on investments and foreign currency translations	(4,019)	89,542
Change in net unrealized appreciation on investments and foreign currency translations	1,024,114	94,518
Net increase in net assets from operations	1,109,230	194,382

Distributions to shareholders:
Net investment income	(37,431)	––
Capital gains	(125,877)	––
Total distributions	(163,308)	––

Share transactions:
Shares sold	17,864,409	10,620,673
Shares issued to holders in reinvestment of dividends	106,400	––
Shares redeemed	(738,373)	––
Net increase from share transactions	17,232,436	10,620,673

Total increase in net assets	18,178,358	10,815,055

Net Assets:
Beginning of year	10,815,055	––
End of year	$28,993,413	$10,815,055
Undistributed net investment income included in net assets at end of year	$68,325	$16,664

Capital share transactions:
Shares sold	1,716,461	1,057,119
Shares reinvested	10,314	––
Shares redeemed	(72,000)	––
Net increase in shares outstanding	1,654,775	1,057,119

(a)          Commencement of operations.

The accompanying notes are an integral part of the financial statements.

ARIELMUTUALFUNDS.COM

Financial Highlights
For a share outstanding throughout each period	September 30, 2006

	ARIEL FUND
	Year Ended September 30
	2006	2005	2004	2003	2002

Net asset value, beginning of year	$54.55	$50.62	$40.84	$35.18	$33.58
Income from investment operations:
Net investment income (loss)	0.09	0.04	0.02	(0.02)	(0.05)
Net realized and unrealized gains on investments	0.99	5.70	9.76	6.20	2.29
Total from investment operations	1.08	5.74	9.78	6.18	2.24
Distributions to shareholders:
Dividends from net investment income	(0.15)	(0.02)	—	—	(0.11)
Distributions from capital gains	(3.48)	(1.79)	—	(0.52)	(0.53)
Total distributions	(3.63)	(1.81)	—	(0.52)	(0.64)
Net asset value, end of period	$52.00	$54.55	$50.62	$40.84	$35.18
Total return	2.16%	11.54%	23.95%	17.82%	6.62%
Supplemental data and ratios:
Net assets, end of period, in thousands	$4,280,965	$5,017,851	$3,387,346	$2,007,868	$1,140,501
Ratio of expenses to average net assets	1.07%	1.03%	1.07%	1.10%	1.19%
Ratio of net investment income (loss) to average net assets	0.19%	0.08%	0.06%	(0.05)%	(0.12)%
Portfolio turnover rate	28%	19%	16%	4%	6%

	ARIEL APPRECIATION FUND
	Year Ended September 30
	2006	2005	2004		2003	2002

Net asset value, beginning of year	$48.32	$44.62	$38.99		$31.49	$32.40
Income from investment operations:
Net investment income (loss)	0.12	0.09	0.01		(0.02)	(0.02)
Net realized and unrealized gains (losses) on investments	2.35	4.86	5.62		7.64	(0.12)
Total from investment operations	2.47	4.95	5.63		7.62	(0.14)
Distributions to shareholders:
Dividends from net investment income	(0.13)	(0.05)	––		––	(0.06)
Distributions from capital gains	(2.20)	(1.20)	––		(0.12)	(0.71)
Total distributions	(2.33)	(1.25)	––		(0.12)	(0.77)
Net asset value, end of period	$48.46	$48.32	$44.62		$38.99	$31.49
Total return	5.32%	11.26%	14.44%		24.29%	(0.73)%
Supplemental data and ratios:
Net assets, end of period, in thousands	$2,732,196	$3,353,103	$2,919,117		$2,064,883	$1,274,543
Ratio of expenses to average net assets, including reimbursements	1.16%	1.14%	1.15	%(a)	1.20%	1.26%
Ratio of net investment income (loss) to average net assets	0.27%	0.17%	0.01%		(0.06)%	(0.06)%
Portfolio turnover rate	25%	25%	19%		32%	13%

(a)          Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

The accompanying notes are an integral part of the financial statements.

SEPTEMBER 30, 2006 ANNUAL REPORT

	ARIEL FOCUS FUND
	Year Ended September 30,	June 30, 2005(a)
	2006	September 30, 2005

Net asset value, beginning of year	$10.23	$10.00
Income from investment operations:
Net investment income	0.04	0.01
Net realized and unrealized gains on investments	0.56	0.22
Total from investment operations	0.60	0.23
Distributions to shareholders:
Dividends from net investment income	(0.03)	—
Distributions from capital gains	(0.11)	—
Total distributions	(0.14)	—
Net asset value, end of period	$10.69	$10.23
Total return	6.00%	2.30	%(b)
Supplemental data and ratios:
Net assets, end of period, in thousands	$28,993	$10,815
Ratio of expenses to average net assets, including waivers	1.25%	1.25	%(c)
Ratio of expenses to average net assets, excluding waivers	2.20%	2.55	%(c)
Ratio of net investment income to average net assets, including waivers	0.48%	0.41	%(c)
Ratio of net investment loss to average net assets, excluding waivers	(0.47)%	(0.89	)%(c)
Portfolio turnover rate	29%	15	%(c)

(a)          Commencement of operations.

(b)         Not annualized.

(c)          Annualized.

The accompanying notes are an integral part of the financial statements.

800-292-7435

Notes to the Financial Statements	September 30, 2006

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

Investment Valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Transactions – The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase Agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

SEPTEMBER 30, 2006 ANNUAL REPORT

Federal Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses – The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. Reclassifications recorded in the net asset accounts at September 30, 2006 were as follows:

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund

Paid-in-capital	—	—	—
Undistributed net investment income	2,427,464	—	(43)
Accumulated net realized gain	(2,427,464)	—	43

Note Three | Investment Transactions, Distributions and Federal Income Tax Matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2006 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Purchases	$1,297,776,322	$744,332,786	$23,001,915
Sales	1,851,798,538	1,492,827,692	5,173,026

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2006 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Cost	$3,718,906,908	$2,127,204,594	$29,040,476

Unrealized appreciation	$893,341,557	$709,013,328	$1,834,583
Unrealized depreciation	(323,405,693)	(118,898,401)	(715,951)
Net unrealized appreciation	$569,935,864	$590,114,927	$1,118,632

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales.

ARIELMUTUALFUNDS.COM

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2006	2005	2006	2005	2006	2005
Distributions from:
Ordinary income	$54,274,336	$16,840,598	$39,459,452	$13,252,484	$163,308	$—
Long-term capital gains	274,503,614	114,512,143	120,923,290	69,647,293	—	—

Total distributions	$328,777,950	$131,352,741	$160,382,742	$82,899,777	$163,308	$—

The components of accumulated earnings at September 30, 2006 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Undistributed ordinary income	$—	$9,567,517	$68,325
Undistributed long-term capital gains	269,301,516	181,146,256	—
Tax accumulated earnings	269,301,516	190,713,773	68,325
Accumulated capital and other losses	—	—	(40,311)
Unrealized appreciation on investments	569,935,863	590,114,927	1,118,632
Total accumulated earnings	$839,237,379	$780,828,700	$1,146,646

As of September 30, 2006, Ariel Focus Fund had $40,311 of post-October capital losses, which are deferred until 2007 for tax purposes. Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

Note Four | Investment Advisory and Other Transactions with Related Parties

Ariel Capital Management, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”). Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%
Next $500 million	0.60%	0.70%	0.70%
Over $1 billion	0.55%	0.65%	0.65%

The Adviser has contractually agreed to reimburse Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million. The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ended September 30, 2007. After that date, there is no assurance that such expenses will be limited.

SEPTEMBER 30, 2006 ANNUAL REPORT

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. Distribution fee expense totaled $11,575,464 for Ariel Fund, $7,658,516 for Ariel Appreciation Fund and $45,975 for Ariel Focus Fund during the year ended September 30, 2006. These amounts were paid to the Distributor, which reallowed $8,554,244 for Ariel Fund, $6,023,665 for Ariel Appreciation Fund and $7,300 for Ariel Focus Fund to broker-dealers who distribute fund shares. The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with Affiliates

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Ariel Fund had the following transactions during the year ended September 30, 2006 with affiliated companies:

	Share Activity				Year Ended September 30, 2006
							Dividends	Gain (Loss)
	Balance			Balance	Value at		Credited to	Realized on Sale
Security Name	Sept. 30, 2005	Purchases	Sales	Sept. 30, 2006	Sept. 30, 2006		Income	of Shares
ACCO Brands Corp.*	—	3,014,900	—	3,014,900	$67,111,674		$—	$—
Andrew Corp.**	9,160,600	48,600	9,209,200	—	—		—	(15,652,080)
Anixter International Inc.	2,510,450	18,600	323,200	2,205,850	124,564,349		10,041,800	6,237,026
Assured Guaranty Ltd.	5,359,850	33,000	557,600	4,835,250	125,378,032		725,890	1,471,267
BearingPoint, Inc.	14,261,275	2,566,775	—	16,828,050	132,268,473		—	—
Bob Evans Farms, Inc.**	3,536,208	—	3,536,208	—	—		424,345	8,780,412
Career Education Corp.*	3,437,050	2,610,300	275,200	5,772,150	129,873,375		—	(3,055,183)
Chittenden Corp.*	1,874,150	566,600	—	2,440,750	70,025,118		1,650,994	—
HCC Insurance Holdings, Inc. **	6,158,100	27,800	959,000	5,226,900		**	2,067,080	3,561,958
Herman Miller, Inc.*	3,463,000	15,900	—	3,478,900	119,013,169		1,084,732	—
Hewitt Associates, Inc.	6,902,650	593,400	—	7,496,050	181,854,173		—	—
Horace Mann Educators Corp. **	3,918,975	—	3,918,975	—	—		411,492	1,754,747
IDEX Corp.	3,458,450	—	307,000	3,151,450	135,669,922		1,821,513	4,591,611
Invacare Corp.	2,609,475	351,800	—	2,961,275	69,649,188		137,974	—
Investors Financial Services Corp.	3,891,800	—	186,400	3,705,400	159,628,632		340,533	435,235
Jones Lang LaSalle Inc.	3,008,900	—	950,600	2,058,300	175,943,484		752,225	47,024,460
Journal Register Co. **	2,093,200	—	2,093,200	—	—		—	(7,203,440)
Markel Corp.	543,125	16,200	41,700	517,625	212,567,883		—	1,409,648
Valassis Communications, Inc.	3,269,750	259,100	1,129,700	2,399,150	42,344,998		—	(20,136,508)
					$1,745,892,470		$19,458,578	$29,219,153

  * Became an affiliated company during the year ended September 30, 2006.

** No longer an affiliated company as of September 30, 2006.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly. An affiliate of Hewitt Associates, Hewitt Financial Services distributes Fund shares and receives 12b-1 fees from Ariel Distributors, LLC.

Note Six | Subsequent Event—Tender Offer

Ariel Focus Fund agreed to participate in a tender offer of Realogy Corp. at $23 per share on September 22, 2006. The tender offer was accepted on October 11, 2006 for 33,117 shares.

800-292-7435

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (the “Funds” within the Ariel Investment Trust), including the schedules of investments, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended (period from June 30, 2005, commencement of operations, to September 30, 2005 and the year ended September 30, 2006 for Ariel Focus Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Ariel Fund and Ariel Appreciation Fund for each of the years in the two-year period ended September 30, 2003 were audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended (period from June 30, 2005 to September 30, 2005 and the year ended September 30, 2006 for Ariel Focus Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 16, 2006

SEPTEMBER 30, 2006 ANNUAL REPORT

Fund Expense Example	(Unaudited)

Example

As a shareholder of the Ariel Mutual Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Ariel Mutual Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Ariel Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included, in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2006 to September 30, 2006.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled, Expenses Paid During Period, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Ariel Mutual Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Ariel Mutual Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Ariel Mutual Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
Fund and Return	April 1, 2006	September 30, 2006	Period*	Ratio*

Ariel Fund
Actual	$1,000.00	$960.60	$5.36	1.09%
Hypothetical (5% before expenses)	$1,000.00	$1,019.60	$5.52	1.09%

Ariel Appreciation Fund
Actual	$1,000.00	$1,018.30	$6.02	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.02	1.19%

Ariel Focus Fund
Actual	$1,000.00	$1,012.30	$6.31	1.25%
Hypothetical (5% before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

*    Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

ARIELMUTUALFUNDS.COM

Important Supplemental Information	September 30, 2006 (Unaudited)

2006 Tax Information – The following information for the fiscal year ended September 30, 2006 for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund is provided pursuant to provisions of the Internal Revenue Code.

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund

Long term capital gain distributions paid during the year *	$274,503,614	$120,923,290	$—
Dividends received deduction % for corporate shareholders	75.81%	100.00%	51.08%

* designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2007. The Funds intend to designate the maximum amount of qualified dividend income allowed.

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling us at 800-292-7435. Such information for the Ariel Mutual Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s web site at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All Ariel Mutual Funds quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on our web site at arielmutualfunds.com. Shareholders also may obtain copies of shareholder reports upon request by contacting us directly at 800-292-7435 or by writing to us at P.O. Box 219121, Kansas City, Missouri 64121-9121.

SEPTEMBER 30, 2006 ANNUAL REPORT

Board of Trustees

		Term of Office and Length	Principal Occupation(s)	Other Directorships Held
Name and Age	Position(s) Held with Fund	of Time Served	During Past 5 Years	by Trustee

Mario L. Baeza, Esq. Age: 55	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Chairman, TCW/Latin, America Partners, LLC (private equity capital firm) since 1996 (CEO 1996-2003)

Air Products and Chemicals, Inc., Tommy Hilfiger Corp., Urban America LLC, Channel Thirteen/WNET, Hispanic Federation Inc., Americas for the United Nations Population Fund, NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton Age: 68	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1997	Former President and CEO, Chicago Urban League (non- profit, civil rights and community-based organization), 1978 to 2006	Seaway National Bank of Chicago, The Field Museum, DePaul University, The Big Shoulders Fund

William C. Dietrich Age: 57	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986	Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), since 2001; Independent financial consultant, 2000 to 2001	Scottish Widows Investment Partnership Trust, Global Emerging Markets Fund

Royce N. Flippin, Jr. Age: 72	Lead Independent Trustee, Member of Management Contracts and Governance Committees, Chairman of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	EVCI Career Colleges Holding Corp., TerraCycle, Inc., Princeton Club of New York

John G. Guffey, Jr. Age: 58	Trustee, Chairman of Management Contracts Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm), 1988 to 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series and Calvert Impact Fund

Mellody L. Hobson Age: 37	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Capital Management, LLC since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

800-292-7435

		Term of Office and Length	Principal Occupation(s)	Other Directorships Held
Name and Age	Position(s) Held with Fund	of Time Served	During Past 5 Years	by Trustee

Christopher G. Kennedy Age: 43	Trustee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Rehabilitation Institute of Chicago, Catholic Theological Union

Merrillyn J. Kosier Age: 46	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board, Mutual Fund Education Alliance, Harris Theater for Music and Dance

H. Carl McCall Age: 70	Trustee, Member of Governance Committee	Indefinite, until successor elected Served as a Trustee since 2006	Principal, Convent Capital, LLC (financial advisory firm) since 2004; Comptroller of the State of New York, 1993 to 2002	Tyco International Ltd., New Plan Excel Realty Trust, Inc.

John W. Rogers, Jr. Age: 48	Trustee	Indefinite, until successor elected Served as a Trustee 1986-1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Capital Management, LLC; Lead Portfolio Manager, Ariel Fund and Ariel Appreciation Fund	Aon Corporation, Bally Total Fitness Holding Corp., Exelon Corporation, McDonald’s Corporation, Chicago Urban League, John S. and James L. Knight Foundation

James M. Williams Age: 58	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty T rust, since 2002; President, Harbor Capital Advisors and Harbor Mutual Funds, 2000 to 2002	SEI Mutual Funds

CHAIRMAN EMERITUS

Bert N. Mitchell, CPA Age: 68	Chairman Emeritus of the Board of Trustees	Served as a Trustee from 1986-2006 and Independent Chairman from 1995-2006	Chairman and CEO, Mitchell & Titus, LLP (certified public accounting firm) since 1974	SEEDCO (Structured Employment Economic Development Corporation)

Note: Number of portfolios in complex overseen by all Trustees is three. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

SEPTEMBER 30, 2006 ANNUAL REPORT

Officers

		Term of Office and Length	Principal Occupation(s)	Other Directorships Held
Name and Age	Position(s) Held with Fund	of Time Served	During Past 5 Years	by Officer

Tom Herman, CPA Age: 44	Treasurer and Chief Financial Officer	Indefinite, until successor elected Served as Treasurer and Chief Financial Officer since 2005	Senior Vice President, Finance, Ariel Capital Management, LLC, since 2005; Vice President, Controller, 2004 to 2005; Regional Financial Manager, Otis Elevator Company, 1999 to 2004

Mellody L. Hobson Age: 37	Chairman of the Board of Trustees and President; Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Capital Management, LLC since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

Merrillyn J. Kosier Age: 46	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President and Director of Mutual Fund Marketing and Investor Services, Ariel Capital Management, LLC since 1999	Loyola University Chicago Advisory Board, Mutual Fund Education Alliance, Harris Theater for Music and Dance

Erik D. Ojala Age: 31	Vice President and Secretary	Indefinite, until successor elected Served as Vice President since 2003 and Secretary since 2004

Vice President, Assistant General Counsel, Ariel Capital Management, LLC since 2003 (Compliance Officer, Ariel Capital Management, LLC, 2003 to 2004); Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto, 2000 to 2003

Auxiliary Board of Directors, Midtown Educational Foundation

Sheldon R. Stein Age: 77	Vice President	Indefinite, until successor elected Served as Vice President since 2002	Vice President, General Counsel, Ariel Capital Management, LLC since 2001; Of Counsel, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP , as successor there- to, since 2001

Anita M. Zagrodnik Age: 46	Vice President, Chief Compliance Officer, Assistant Secretary and Assistant Treasurer	Indefinite, until successor elected Served as Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer since 2004	Vice President, Fund Administration, Ariel Capital Management, LLC since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003

Note: Number of portfolios in complex overseen by all Officers is three. Address for all Officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601 The Ariel Mutual Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800-292-7435 or logging on to our web site, arielmutualfunds.com.

ARIELMUTUALFUNDS.COM

Slow and Steady Makes The Grade

At Ariel Mutual Funds, we value excellence in every aspect of our business. As such, we are pleased that Morningstar reports its Stewardship Grades. As Morningstar describes, these grades go beyond a typical review of strategy, risk and return, and offer shareholders another way to evaluate fund companies and their portfolio managers. These ratings evaluate the extent to which a firm is aligning its interests with those of its shareholders.

As your investment partner, we are pleased to report that both Ariel Fund and Ariel Appreciation Fund received Morningstar’s highest Stewardship Grade—an overall Grade of A. In addition, the Funds earned a rating of “Excellent” in four out of five categories. Below is a breakdown by category.

Morningstar Stewardship GradeSM as of 9/30/06

	Overall	Regulatory	Board	Manager		Corporate
	Grade	Issues	Quality	Incentives	Fees	Culture

Ariel Fund	A	Excellent	Excellent	Excellent	Fair	Excellent

Ariel Appreciation Fund	A	Excellent	Excellent	Excellent	Fair	Excellent

Ariel Focus Fund has yet to be rated.

The Stewardship Grade is determined using some quantitative measures, but is primarily based on qualitative information gathered by Morningstar fund analysts. Each fund is assigned a letter grade from A (best) to F (worst). All funds are graded on an absolute basis. Morningstar analysts’ evaluation of the following five components determines the grade for each fund: Regulatory Issues, Board Quality, Manager Incentives, Fees and Corporate Culture. Each component is worth a maximum of 2 points, for a total, overall score of 10 possible points. Points for each component are awarded in increments as small as 0.5. With the exception of Regulatory Issues, the minimum score a fund can receive in each component is zero. For Regulatory Issues, the lowest possible score is –2. Each component score corresponds to one of the following qualitative terms: Excellent = 2 points; Good = 1.5 points; Fair = 1 point; Poor = 0.5 points; Very Poor = 0 points or fewer. The overall Stewardship Grade is based on the sum of the five component scores: A: 9 - 10 points; B: 7 - 8.5 points; C: 5 - 6.5 points; D: 3 - 4.5 points; F: 2.5 points or fewer. Morningstar does not guarantee the accuracy of this information.

Slow and Steady Wins the Race

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri 64121-9121
800-292-7435
arielmutualfunds.com	Annual Report 11/06

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.  A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy and (3) John G. Guffey, Jr.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.  The aggregate Audit Fees of KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2006 and September 30, 2005, respectively, were $53,800 and $53,000.

(b) Audit-Related Fees.  The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2006 and September 30, 2005, respectively, were $0 and $0.

(c) Tax Fees.  The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2006 and September 30, 2005, respectively, were $9,000 and $12,000.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d) All Other Fees.  The aggregate Other Fees of KPMG for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2006 and September 30, 2005, respectively, were $0 and $0.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) KPMG did not provide any services to the investment adviser or any affiliate for the fiscal years ended September 30, 2006 and September 30, 2005.  The registrant has not paid any fees for non-audit services not previously disclosed in Items 4 (b)-(d).

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) Code of Ethics – Not applicable.  Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President and Principal Executive Officer

Date:	November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President and Principal Executive Officer

Date:	November 17, 2006

By:	/s/ Thomas Herman
Thomas Herman
Vice President and Principal Financial Officer

Date:	November 17, 2006